                                  EXHIBIT 10.5

                   PROPOSED FORM OF EMPLOYEE STOCK OWNERSHIP
                                 PLAN AND TRUST

                             CHESTER NATIONAL BANK
                             ---------------------

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
                    ---------------------------------------

          WHEREAS, Chester Savings Bank, F.S.B. ("Company") intends to convert from a mutual corporation to a stock corporation (the "Mutual Conversion"), and to convert to a national bank to be known as Chester National Bank; and

          WHEREAS, upon consummation of such Mutual Conversion, the Company desires to establish the Chester National Bank Employee Stock Ownership Plan and Trust ("Plan") for the benefit of its eligible employees;

          NOW, THEREFORE, effective upon the effective date of the Mutual Conversion, the Plan is adopted to read as follows.

                             CHESTER NATIONAL BANK
                             ---------------------

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
                    ---------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                 Page
                                                                 ----
SECTION 1 - NAME OF PLAN........................................   1

SECTION 2 - DEFINITIONS.........................................   1
     2.1  "Account".............................................   1
     2.2  "Act".................................................   1
     2.3  "Anniversary Date"....................................   1
     2.4  "Board"...............................................   1
     2.5  "Break in Service"....................................   1
     2.6  "Code"................................................   1
     2.7  "Committee"...........................................   1
     2.8  "Company".............................................   1
     2.9  "Company Stock".......................................   2
     2.10 "Compensation"........................................   2
     2.11 "Controlled Group"....................................   2
     2.12 "Disability Retirement Date"..........................   2
     2.13 "Determination of Disability".........................   2
     2.14 "Distribution Notice Period"..........................   2
     2.15 "Effective Date"......................................   3
     2.16 "Employee"............................................   3
     2.17 "Employer"............................................   3
     2.18 "Equity Fund".........................................   3
     2.19 "ESOP Loan"...........................................   3
     2.20 "Five Percent Owner"..................................   3
     2.21 "Fixed Income Fund"...................................   3
     2.22 "Hours of Employment".................................   4
     2.23 "Investment Manager"..................................   5
     2.24 "Money Market Fund"...................................   5
     2.25 "Normal Retirement Date"..............................   5
     2.26 "Participant".........................................   5
     2.27 "Plan Administrator"..................................   5
     2.28 "Plan Year"...........................................   5
     2.29 "Qualified Plan"......................................   5
     2.30 "Service".............................................   6
     2.31 "Settlement Date".....................................   6
     2.32 "Trust"...............................................   6
     2.33 "Trustee".............................................   6
     2.34 "Valuation Date"......................................   6

SECTION 3 - ELIGIBILITY.........................................   6
     3.1  Participants..........................................   6
     3.2  Former Participants...................................   6
     3.3  Cessation of Participation............................   7

SECTION 4 - CONTRIBUTIONS AND WITHDRAWALS.......................   7
     4.1  Determination of Employer Contributions...............   7

     4.2  Return of Contributions...............................   7
     4.3  Participant Contributions.............................   8
     4.4  Rollover Contributions and Transfers..................   8
     4.5  Withdrawal at 65......................................   9

SECTION 5 - ALLOCATION OF CONTRIBUTIONS.........................   9
     5.1  Participant Data......................................   9
     5.2  Allocations to Participant Accounts...................   9
     5.3  Dividends and Stock Splits............................  11
     5.4  Benefit Limitations...................................  12
     5.5  Reallocation of Excess Contributions and
          Forfeitures...........................................  12
     5.6  Valuation of Company Stock............................  12
     5.7  Rollover Contributions................................  12

SECTION 6 - DIVERSIFICATION OF INVESTMENT IN COMPANY STOCK......  13
     6.1  General...............................................  13
     6.2  Eligible Investment Amount............................  13
     6.3  Participant's Selection of Investment Fund............  13
     6.4  Transfer Between Investment Funds.....................  14

SECTION 7 - DISTRIBUTION OF ACCOUNTS............................  14
     7.1  Distributions of Company Stock........................  14
     7.2  Distributions of Other Assets.........................  15
     7.3  Method of Distribution................................  16
     7.4  Special Limitations on Distributions..................  16
     7.5  Installment Distributions.............................  17
     7.6  Election to Receive Payment in Shares of Company
          Stock.................................................  17
     7.7  Required Minimum Distributions........................  17
     7.8  Required Beginning Date...............................  17
     7.9  Notification of Eligibility to Receive and Consent
          to Disability Benefits................................  18

SECTION 8 - VESTING.............................................  18
     8.1  Retirement or Disability..............................  18
     8.2  Death.................................................  18
     8.3  Other Termination of Service..........................  18
     8.4  Forfeitures...........................................  19

SECTION 9 - DISTRIBUTIONS AT DEATH..............................  20
     9.1  Limitations on Distributions..........................  20
     9.2  Distribution to Spouse................................  20
     9.3  Designation of Beneficiary............................  21
     9.4  Beneficiary Not Designated............................  21
     9.5  Spousal Consent to Designation of Beneficiary.........  21

SECTION 10 - LEAVES OF ABSENCE AND TRANSFERS....................  22
     10.1  Military Leave of Absence............................  22
     10.2  Other Leaves of Absence..............................  22

SECTION 11 - ADMINISTRATION..................................... 22
     11.1  Appointment of Committee............................. 22
     11.2  Construction......................................... 23
     11.3  Death, Resignation, or Removal of Committee
           Member............................................... 23
     11.4  Decisions and Delegation............................. 23
     11.5  Meetings............................................. 24
     11.6  Duties of the Committee.............................. 24
     11.7  Payment of Expenses.................................. 25
     11.8  Records of the Committee............................. 25
     11.9  Indemnification...................................... 25

SECTION 12 - CLAIM PROCEDURE.................................... 25
     12.1  Claim................................................ 25
     12.2  Claim Decision....................................... 25
     12.3  Request for Review................................... 26
     12.4  Review on Appeal..................................... 26
     12.5  Discharge of Claims.................................. 27
     12.6  Method of Distribution............................... 27

SECTION 13 - TRUSTEE'S POWERS AND DUTIES........................ 27
     13.1  Investment of Contributions.......................... 27
     13.2  Other Investments.................................... 27
     13.3  Title to Assets...................................... 28
     13.4  General Powers and Authority......................... 28
     13.5  Voting Rights........................................ 29
     13.6  Other Dispositions of Company Stock.................. 30
     13.7  Distributions........................................ 30
     13.8  Safekeeping of Assets................................ 30
     13.9  Prohibited Transactions.............................. 30
     13.10 Receipt of Contributions............................. 31
     13.11 Records.............................................. 31
     13.12 Compensation of Trustee.............................. 31
     13.13 Expenses; Taxes...................................... 31
     13.14 Exclusive Benefit.................................... 31
     13.15 Agency of Trustee.................................... 31
     13.16 Resignation or Removal of Trustee.................... 31
     13.17 Investment Manager................................... 32
     13.18 Exempt Loans to the Plan............................. 32
     13.19 Investment of Loan Proceeds.......................... 33
     13.20 Pledge of Company Stock to Secure an Exempt Loan..... 33
     13.21 Standard of Care..................................... 34

SECTION 14 - AMENDMENT AND TERMINATION.......................... 34
     14.1  Amendment............................................ 34
     14.2  Termination; Discontinuance of Contributions......... 35

SECTION 15 - MISCELLANEOUS...................................... 35
     15.1  Participants' Rights................................. 35
     15.2  Spendthrift Clause................................... 35
     15.3  Delegation of Authority by Employer.................. 36

     15.4  Distributions to Minors/Incompetents................. 36
     15.5  Construction of Plan................................. 36
     15.6  Gender and Number.................................... 36
     15.7  Separability of Provisions........................... 36
     15.8  Diversion of Assets.................................. 36
     15.9  Service of Process................................... 37
     15.10 Merger............................................... 37
     15.11 Commencement of Benefits............................. 37
     15.12 Qualified Domestic Relations Order................... 38
     15.13 Leased Employees..................................... 40
     15.14 Written Explanation of Rollover Treatment............ 40
     15.15 Special Distribution Alternative..................... 41
     15.16 Plan Binding......................................... 41

SECTION 16 - TOP HEAVY-DEFINITIONS.............................. 41
     16.1  "Accrued Benefits"................................... 41
     16.2  "Beneficiaries"...................................... 41
     16.3  "Determination Date"................................. 41
     16.4  "Former Key Employee"................................ 41
     16.5  "Key Employee"....................................... 42
     16.6  "Non-Key Employee"................................... 42
     16.7  "Permissive Aggregation Group"....................... 42
     16.8  "Required Aggregation Group"......................... 42
     16.9  "Super Top-Heavy Group".............................. 42
     16.10 "Top-Heavy Compensation"............................. 43
     16.11 "Top-Heavy Group".................................... 43

SECTION 17 - TOP-HEAVY RULES.................................... 43
     17.1  Special Top-Heavy Rules.............................. 43
     17.2  Adjustments in Section 415 Limits.................... 45

                             CHESTER NATIONAL BANK
                             ---------------------

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST
                    ---------------------------------------

                                   SECTION 1
                                   ---------

                                 NAME OF PLAN
                                 ------------

          The Plan shall be known as the "Chester National Bank Employee Stock Ownership Plan and Trust." The Plan is intended to qualify as an employee stock ownership plan under Section 401(a), 501(a) and 4975(e)(7) of the Code, and to invest primarily in the stock of Chester Bancorp, Inc., a Delaware corporation ("CBI") or any corporation which is a member of the Controlled Group of which Chester National Bank is a member; provided, however, that to the extent the Plan invests in other assets, the Plan shall be considered a profit sharing plan even though contributions are not dependent on profits.

                                   SECTION 2
                                   ---------

                                  DEFINITIONS
                                  -----------

          2.1   "Account" means the Account established for each Participant
                 -------
under this plan. Unless the context clearly reflects otherwise, reference to an Account includes any separate subaccount created to reflect investments in Company Stock and in other assets.

          2.2   "Act" means the Employee Retirement Income Security Act of 1974,
                 ---
Public Law 93-406, as amended.

          2.3   "Anniversary Date" means the last day of any Plan Year.
                 ----------------

          2.4   "Board" means the board of directors of the Company.
                 -----

          2.5   "Break in Service" means, for eligibility purposes an employment
                 ----------------
year, and for other purposes a Plan Year in which a person completes 500 or fewer Hours of Employment.

          2.6   "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

          2.7   "Committee" means the Committee appointed pursuant to Section
                 ---------
11.

          2.8   "Company" means Chester Savings Bank, F.S.B. prior to the
                 -------
conversion of Chester Savings Bank, F.S.B. from a mutual corporation to a stock corporation. Subsequent to such conversion, "Company" means Chester National Bank, a national bank corporation.

          2.9   "Company Stock" means shares of voting common stock or any class
                -------------
of capital stock convertible into voting common stock which CBI, Chester National Bank or any corporation which is a member of the Controlled Group, is authorized to issue and which have a combination of voting power and dividend rights equal to or in excess of that class of common stock of the Company having the greatest voting power and the greatest dividend rights.

          2.10  "Compensation" means the lesser of (a) $150,000 or the amount
                 ------------
prescribed by applicable law, or (b) the gross amount received by an Employee during the Plan Year for services rendered while a Participant. Compensation may be rounded to the next lower even $100.00 for convenience in making allocations. A Participant's Compensation shall include basic salary, commissions, wages, overtime pay, and bonuses, but shall not include amounts contributed through a salary reduction arrangement to a tax Qualified Plan which meets the requirements of Section 401(k) of the Code or to a cafeteria plan which meets the requirements of Section 125 of the Code, severance pay or Employer contributions under Section 4.1 of this Plan or Employer contributions to or benefits under any other Qualified Plan. For the Plan Year during which a Participant dies, becomes permanently and totally disabled, or retires on his Normal Retirement Date, a Participant's Compensation shall not exceed the gross amount received by the Participant for services rendered prior to the Participant's death, Disability Retirement Date, or Normal Retirement Date.

          2.11 "Controlled Group" means the Company and all other entities
                ----------------
required to be aggregated with the Company under Sections 414(b), (c), or (m) of the Code. For purposes of Section 5.4, in determining which entities shall be aggregated under Section 414(b) or (c) of the Code, the modifications made by
Section 415(h) of the Code shall be applied.

          2.12  "Disability Retirement Date" means the date on which a
                --------------------------
Participant is determined by the Committee to be permanently and totally disabled and has terminated his employment.

          2.13  "Determination of Disability".  A Participant shall be
                ---------------------------
considered permanently and totally disabled only if he has been totally disabled by a physical or mental condition so as to be prevented thereby from continuing in the employment of the Employer. A Participant shall be deemed to be permanently and totally disabled when he is so certified by a qualified physician who is acceptable to the Plan Administrator.

          2.14  "Distribution Notice Period" means the period beginning not more
                 --------------------------
than 90 days and ending not less than 30 days before any Valuation Date.

          2.15  "Effective Date" means ______________, 19__, the date on which
                 --------------
the Company converted from a mutual company to a stock company

          2.16  "Employee" means any person employed by the Employer on  full-
                 --------
time basis. An Employee shall be deemed to be employed on a full-time basis if he is designated as a full-time employee by the Employer. Notwithstanding the preceding, "Employee" shall exclude any person who is a member of a collective bargaining unit for which either

                (a) a separate retirement plan has been established pursuant to collective bargaining negotiations, or

                (b) no separate plan has been established after collective bargaining which has included discussion of retirement benefits, unless such collective bargaining provided for coverage under this Plan.

          2.17  "Employer" means the Company, Chester National Bank of Missouri
                 --------
or any other member of the Controlled Group which has, with the consent of the Board, adopted the Plan.

          2.18  "Equity Fund" means that portion of the Trust which will be
                 -----------
separately held and invested by the Trustee; it is anticipated that such Fund shall be invested primarily in common stocks other than Company stock.

          2.19  "ESOP Loan" means any loan the proceeds of which are used by the
                 ---------
Trustee to purchase Company Stock and which satisfies the requirements of
Section 13.18 of the Plan.

          2.20  "Five Percent Owner" means any person who owns (or is considered
                 ------------------
as owning within the meaning of Section 318 of the Code) more than five percent of the outstanding stock of any corporation in the Controlled Group or stock possessing more than five percent of the total combined voting power of all stock of any corporation in the Controlled Group or who owns more than five percent of the capital or profits interest of any unincorporated entity in the Controlled Group.

          2.21  "Fixed Income Fund" means that portion of the Trust which will
                 -----------------
be separately held and invested by the Trustee; it is anticipated that such Fund shall be invested primarily in preferred stocks, bonds, notes, debentures, mortgages, interests in property, real or personal, the income return from which is deemed to be reasonably certain or which is prescribed and fixed by law or by the terms of the contract, document or instrument creating or evidencing such property or interest in property.

          2.22  "Hours of Employment" means:
                 -------------------

                (a) For each day for which a person is paid, or entitled to payment by an Employer for the performance of duties, the person shall receive credit for ten (10) hours of Employment. These hours shall be credited to the person for the computation period or periods in which the duties are performed.

                (b) Each hour for which a person is directly or indirectly paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including permanent and total disability as defined in Section 2.12), layoff, jury duty, military duty or leave of absence; provided that

                    (1) no more than 501 Hours of Employment shall be credited on account of a single continuous period during which no duties are performed (whether or not such period occurs in a single computation period), and

                    (2) no Hours of Employment shall be credited if payment was made or due

                         (A) under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; or

                         (B) solely as reimbursement for medical or medically related expenses incurred by the Employee.

                (c) For a person on a leave of absence pursuant to Section 10.1 or Section 10.2, credit for such leave shall be given for the number of regularly scheduled working hours included in the period of such leave;

                (d) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. Such Hours of Employment shall be credited for the periods to which the award or agreement pertains rather than the periods in which the award, agreement, or payment is made, and no Hours of Employment shall be credited under this paragraph which would duplicate any hours credited above.

                (e) If a person provides timely information to the Plan Administrator that he was absent from work for the Employer by reason of pregnancy or the birth of a child of the person or the placement of a child with the person for adoption or the care of such a child immediately following birth or placement for adoption, then solely for purposes of determining whether such person has incurred a Break in Service, such person shall receive credit for those hours which he normally would have worked but for such absence (or for eight (8) hours for each day of such absence if it cannot be determined how many hours normally would have been worked), but no more than 501 hours shall be credited pursuant to this subsection (e). Such hours shall be credited to the year in which the absence begins, if such credit would prevent the person from incurring a Break in Service for such year, and otherwise shall be credited to the year following the year in which such absence begins.

          Hours of Employment shall be calculated in accordance with Department of Labor Regulation Section 2530.200b-2(b) and (c).

          2.23  "Investment Manager" means the investment manager, if any,
                 ------------------
appointed by the Committee pursuant to Section 13.17.

          2.24  "Money Market Fund" means that portion of the Trust which will
                 -----------------
be separately held and invested by the Trustee; it is anticipated that such Fund shall be invested primarily in prime money market instruments, United States government obligations, United States government agency securities, bank obligations, commercial paper, short-term corporate debt securities, Canadian government securities, repurchase agreements, and savings and loan obligations.

          2.25  "Normal Retirement Date" means the date on which a Participant
                 ----------------------
terminates his employment with the Employer (except by death or permanent and total disability as defined in Section 2.12) provided such date is on or after such Participant's 65th birthday.

          2.26  "Participant" means an Employee who has satisfied the
                 -----------
eligibility requirements of Section 3.1 and who has not become a former Participant under Section 3.3.

          2.27  "Plan Administrator" means the Committee appointed pursuant to
                 ------------------
Section 11.

          2.28  "Plan Year" means the 12-month period commencing on January 1
                 ---------
and ending on December 31.

          2.29  "Qualified Plan" means any plan qualified under Section 401 of
                 --------------
the Code. For purposes of Sections 16 and 17 only, the term "Qualified Plan" also means a simplified employee pension described in Section 408(k) of the Code.

          2.30   "Service" means the years (and fractions thereof) of a person's
                  -------
period of "Service" prior to the Effective Date, plus one additional year of Service for each Plan Year commencing on or after the Effective Date, or the first day of the Plan Year in which the person attains age 18, provided that the person completes at least l,000 Hours of Employment during each such Plan Year. No more than one year of Service may be earned in any Plan Year for any purpose of the Plan.

          2.31  "Settlement Date" means the Valuation Date coinciding with or
                 ---------------
next preceding the date on which a distribution is to be made from the Participant's Account.

          2.32  "Trust" means the trust fund established under the Plan.
                 -----

          2.33  "Trustee" means the trustee or any successor trustee appointed
                 -------
pursuant to Section 13 hereof.

          2.34  "Valuation Date" means the last business day of the Plan Year
                 --------------
and such other date or dates as may be specified by the Trustee for the valuation of all or any part of the Trust.

                                   SECTION 3
                                   ---------

                                  ELIGIBILITY
                                  -----------

          3.1   Participants.  Each Employee shall become a Participant
                ------------
hereunder as of the January 1 or July 1 coinciding with or next following the date 12 months from the date he commenced employment provided he has then

                (a) attained twenty-one (21) years of age, and

                (b) completed l,000 Hours of Employment with the Employer or, if an Employee has not completed l,000 Hours of Employment during such 12-month period, then the date on which he completes one year of Service.

          If a person is not an Employee when he satisfies these requirements, he shall not become a Participant until the day he again becomes an Employee.

          3.2   Former Participants.  A former Participant who was not vested in
                -------------------
any portion of his Account at the time of his termination of employment and who incurred five (5) or more consecutive Breaks in Service prior to his reemployment shall be considered a new Employee who shall again become a Participant after satisfying the requirements of Section 3.1. Any other Former Participant who is reemployed by the Employer shall become a Participant on the date he is reemployed as an Employee.

          3.3   Cessation of Participation.  A person shall cease to be a
                --------------------------
Participant and shall become a former Participant when he

                (a) has ceased to be employed by the Employer, and

                (b) has no undistributed Account balance under the Plan.

                                   SECTION 4
                                   ---------

                         CONTRIBUTIONS AND WITHDRAWALS
                         -----------------------------

          4.1   Determination of Employer Contributions.  For each Plan Year,
                ---------------------------------------
the Employer will contribute to the trust which funds the Plan:

                (a) any amount which shall be determined by a resolution of the Board as a Compensation-related contribution; plus

                (b) the amount necessary to repay the interest and principal due for the Plan Year on any outstanding exempt loans to the Plan.

Any such contribution shall be paid to the Trustee not later than the time prescribed by law for filing the Employer's federal income tax return for the taxable year with or within which such Plan Year ends, including any extensions thereof, and shall be applied in accordance with Section 5.

          The Employer may make payment of such contributions for any Plan Year in cash or, if no ESOP Loan is outstanding, in property, or partly in cash and partly in property. Such contributions may be made in one or more installments, as determined by the Board.

          4.2   Return of Contributions.  All Employer contributions are made
                -----------------------
conditioned upon their deductibility for federal income tax purposes under
Section 404 of the Code. Amounts contributed by the Employer shall be returned to the Employer from the Plan by the Trustee under the following circumstances provided the Employer presents to the Trustee a written demand for such return:

                (a) If a contribution was made by the Employer by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one year after the payment of the contributions;

                (b) If an Employer makes a contribution which is not deductible under Section 404 of the Code, such contribution (but only to the extent it is disallowed) shall be returned to the Employer within one year after the disallowance of the deduction. A contribution shall be deemed to be disallowed on the date that a "determination" within the meaning of Section 1313(a) of the Code is made with respect thereto; or

                (c) If the Plan does not initially qualify under Section 401 of the Code, contributions made by an Employer shall be returned to the Employer within one year after the date of denial of qualification of the Plan.

          Earnings attributable to such contributions shall not be returned to the Employer, but losses attributable to such excess contributions shall be deducted from the amount to be returned.

          The amount to be returned to the Employer under this Section 4.2 shall be limited to the extent necessary to insure that the balance in any Participant's Account after the return is not less than the balance which would have been in such Account if the mistaken or disallowed amount had not been contributed; and reduced by the portion thereof which, prior to such return, has been distributed to Participants or Former Participants in accordance with the terms of this Plan.

          4.3   Participant Contributions.  Contributions to the Plan by
                -------------------------
Participants are not required or permitted.

          4.4   Rollover Contributions and Transfers.  In accordance with the
                ------------------------------------
provisions of Section 5.7, the Committee may direct the Trustee to accept from or on behalf of an Employee any cash or other assets the receipt of which would constitute a rollover contribution as defined in Section 408(d)(3)(A)(ii) of the Code or an eligible rollover contribution as defined in Section 402(c)(4) of the Code which is excludible from income under Section 402(c)(1) of the Code. The Committee may also direct the Trustee to accept from the trustee of another Qualified Plan a direct transfer of cash or other assets which does not constitute an eligible rollover contribution. Notwithstanding the preceding sentence, the Trustee may not accept the direct transfer of any assets from any Qualified Plan which does not constitute an eligible rollover contribution and which would cause the Plan to be subject to the requirements of Section 401(a)(11) of the Code. Any contributions under this Section shall be segregated in a separate account and shall be fully vested at all times. Unless accepted on a Valuation Date, the assets of such account will be segregated from the other assets of the Plan until the Valuation Date next following the date they are accepted, and thereafter will share in the allocation of earnings and losses under Section 5.2.

          4.5   Withdrawal at 65.  A Participant who has attained age 65 may
                ----------------
elect, at such times and upon such forms as shall be prescribed by the Plan Administrator, to have withdrawn from his Account under the Trust and paid to him such part or all of the balance in his Account as is not represented by Company Stock. A Participant who requests a withdrawal under this Section must specify the Investment Fund or Funds from which the withdrawal is to be made.

                                   SECTION 5
                                   ---------

                          ALLOCATION OF CONTRIBUTIONS
                          ---------------------------

          5.1   Participant Data.  Promptly after the end of each Plan Year the
                ----------------
Employer shall deliver to the Trustee a list containing the following information:

                (a) the names of those Participants who were employed on the last day of the Plan Year as of which the contribution is to be allocated; and

                (b) the Compensation paid to each such Participant during the Plan Year.

          5.2   Allocations to Participant Accounts.  Subject to the provisions
                -----------------------------------
of Sections 5.3, 5.4, and 5.7, the Plan Administrator shall open and maintain a separate bookkeeping Account in the name of each Participant and shall credit to each such Account that portion of the income, gains and losses of the Trust, and of each contribution of the Employer to the Trust and of forfeitures, to which the Participant for whom such Account is held shall be entitled. Separate subaccounts shall be maintained to reflect an Account's investment in Company Stock and in other assets. Allocations to each Account shall be determined as follows:

                (a) As of each Valuation Date the Trustee shall determine the fair market value of the assets held by each Account under the Trust, and the Plan Administrator shall adjust the balance of each such Account to reflect the net income or interest earned or losses realized or unrealized by such Account since the last such apportionment. Such adjustments shall be made separately for subaccounts representing investments in Company Stock and other investments. Dividends received on Company Stock shall be allocated or distributed in accordance with Section 5.3 below. Income, gains and losses shall be allocated among the subaccounts in the proportion which the value of each Participant's subaccount as of the next preceding Valuation Date (reduced by distributions and withdrawals thereafter) bears to the aggregate value of all such subaccounts of the same type (as so reduced) as of such date. Forfeitures shall be allocated among Accounts in the same manner as, and as a part of, the allocation of Employer contributions, as provided in (b) and (d) below.

                (b) To the extent that Employer contributions are not required to be applied to payments on an exempt loan, then after the adjustments and allocations described in (a) above have been made, each Participant described in (d) below shall have credited to his Account out of the Employer's contribution and forfeitures an amount which bears the same ratio to the total amount of such contribution and forfeitures as each Participant's Compensation bears to the total Compensation of all Participants. Employer contributions and forfeitures allocable to a Participant shall be added to the Account for the Participant.

                (c) To the extent that Employer contributions deemed deductible under Code Section 404(a)(9) are applied to debt service payments on an exempt loan, shares of Company Stock released from pledge as a result of such payments shall be allocated to the appropriate subaccounts of Participants instead of cash. Subject to the provisions of Section 5.3, the number of shares to be allocated to a Participant's subaccount shall be that portion of the shares released from pledge pursuant to Section 13 which the Participant's Compensation bears to the total Compensation of all Participants.

                (d) Forfeitures and Employer contributions shall be allocated pursuant to (b) and (c), above, only among the Accounts of those Participants who had at least 1,000 Hours of Employment during the Plan Year and are Employees on the last day of such Plan Year; provided, however, if a Participant's Normal Retirement Date, Disability Retirement Date, or death occurs during the Plan Year, forfeitures and Employer contributions shall be allocated to such a Participant's Account irrespective of whether the Participant has completed 1,000 Hours of Employment in the Plan Year or was an Employee on the last day of the Plan Year.

                (e) During the nonallocation period, as provided in Code Section 409(n), no portion of the assets of this Trust attributable to Company Stock acquired by the Plan in a sale to which either of Code Sections 1042 or 2057 applies shall accrue or be allocated directly or indirectly for the benefit of (i) any taxpayer who makes an election under Code Section 1042 or any decedent whose executor makes a qualified sale to which Code Section 2057 applies; (ii) any individual who is related to such taxpayer or decedent within the meaning of Code Section 267(b); or (iii) any person who owns (after application of Code Section 318(a)) more than twenty-five percent (25%) in value of any class of outstanding employer securities (within the meaning of Code Section 409(l)) of the Company. For purposes of this Section the term "nonallocation period" means the ten-year period beginning on the date of the sale of the Company Stock and ending on the later of (i) the date which is 10 years after the sale or (ii) the date of the Plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

          5.3   Dividends and Stock Splits.
                --------------------------

                (a) While any exempt loan is outstanding, cash dividends described in Code Section 404(k) which are so designated and received with respect to Company Stock acquired with the proceeds of an ESOP Loan shall be applied by the Trustee to reduce the amount due on such loan. If debt service on an exempt loan is repaid by the application of such cash dividends on allocated shares, then Company Stock which has a fair market value equal to the amount of the cash dividends declared on such allocated stock shall be allocated among Accounts of the Participants to whom the cash dividends were otherwise allocable.

                (b) If no exempt loan is outstanding, cash dividends received with respect to Company Stock acquired with the proceeds of such loan, which is held by the Trustee and is allocated to the Accounts of Participants may, in the sole discretion of the Plan Administrator, be distributed directly to the respective Participants, provided, however, that such distribution must be made to the Participants within 90 days after the end of the Plan Year in which the dividend is received by the Trustee. Cash dividends received on Company Stock which is held by the Trustee and is allocated to the Account of any Participant as of the record date of the dividend, other than cash dividends which the Plan Administrator determines to distribute currently to the Participants, shall be added to the Accounts of the respective Participants as income of the Trust unless the Plan Administrator elects to apply such dividends to the acquisition of additional Company Stock, in which case the Company Stock so acquired shall be added to the Accounts of the Participants to which the dividends were attributable.

                (c) Company Stock released from pledge on account of cash dividends received on Company Stock held by the Trustee and not allocated to the Account of any Participant shall be allocated by the Plan Administrator in the same manner as Employer contributions pursuant to
     Section 5.2(c).

                (d) Any Company Stock received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Company shall be allocated by applying the applicable stock split or stock dividend factor to the appropriate shares in each Participant's Account. In the event any rights, warrants or options are issued on Company Stock, the Trustee on behalf of Participants shall exercise them for the acquisition of additional Company Stock to the extent that cash is then available. Any rights, warrants or options on Company Stock which cannot be exercised because of the lack of cash shall be sold by the Trustee, if possible, and any proceeds invested in shares of Company Stock which shall be allocated to each Participant's Account in the ratio that the shares in such Account before the issuance of the rights, warrants or options and with respect to which the rights, warrants or options are issued bear to the total of all of such shares in all Participants' Accounts.

          5.4   Benefit Limitations.  The allocations of Employer contributions
                -------------------
and forfeitures to the Account of any Participant under this Plan for any Plan Year shall be limited to the extent required by Code Section 415 as in effect for that Plan Year. For purposes of this provision and Code Section 415, Employer contributions but not cash dividends used to repay an ESOP Loan shall be treated as an annual addition as provided in Treas. Reg. (S) 54.4975-11(a)(8)(ii).

          5.5   Reallocation of Excess Contributions and Forfeitures.  If
                ----------------------------------------------------
Section 5.4 prevents the allocation to a Participant's Account of an amount which otherwise would be so allocated for a particular Plan Year, then the amount which cannot be allocated shall be held by the Trustee in suspense and shall be allocated in the succeeding Plan Year as a part of the Employer's contribution for such Plan Year or in a subsequent Plan Year when such allocation may be made without violating the Code Section 415 limitation.

          5.6   Valuation of Company Stock.  All valuations of Company Stock
                --------------------------
required by the Plan shall be at fair market value.

          5.7   Rollover Contributions. For purposes of investment by the
                ----------------------
Trustee, any rollover contributions made pursuant to Section 4.4 shall be credited to separate Accounts, which Accounts (a) shall not be invested in Company Stock, and (b) shall share in allocations of the Trust's net annual income or losses and in gains or losses at fair market value but shall in no event share in Company Contributions or forfeitures. The separate Accounts required to be established shall, (i) be invested in such assets as determined by the Trustee and (ii) unless otherwise provided herein or unless sooner distributed, be distributed at the same time and in the same manner as the Account required to be maintained pursuant to this Section 5 for contributions made by the Company.

                                   SECTION 6
                                   ---------

                         DIVERSIFICATION OF INVESTMENT
                               IN COMPANY STOCK
                         -----------------------------

          6.1   General.  Notwithstanding any other provision of this Plan, a
                -------
Participant may elect, in accordance with Section 6.3, to direct the Trustee to invest a portion (as determined in Section 6.2) of the value of his Account attributable to the shares of Company Stock for each Plan Year during the "Qualified Election Period" in the Fixed Income, Money Market and/or Equity Funds. For purposes of this Section 6, the "Qualified Election Period" means the six Plan Year period beginning with the later of the Plan Year during which the Participant has attained age fifty-five or the Plan Year during which the Participant completes ten years of participation in the Plan. A Participant's election under this Section 6.1 shall apply only to the Plan Year for which the election is being made.

          6.2   Eligible Investment Amount.  The amount eligible for investment
                --------------------------
under Section 6.1 for any of the first five Plan Years of the Qualified Election Period shall be determined by multiplying 25 percent by the adjusted value of the Participant's Account comprised of shares of Company Stock as of the last day of the Plan Year for which the election is made. Such adjusted value shall be determined by multiplying the per share value of Company Stock as of the last day of such Plan Year by the number of shares of Company Stock equal to the difference between (a) and (b), as follows:

                (a) the total number of shares of Company Stock which have ever been allocated to the Participant's Account in the Plan determined as of the Anniversary Date preceding the date of the election; minus

                (b) the total number of shares of Company Stock previously diversified pursuant to this Section 6.

The amount to be invested to a Participant for the sixth Plan Year of the Qualified Election Period shall be determined pursuant to the above formula after substituting the words "50 percent" for the words "25 percent" in that sentence. In the event any stock dividend is declared or the Company Stock is split, the Committee shall make the appropriate adjustments necessary to determine the number of shares of Company Stock which may be invested under this
Section 6.

          6.3   Participant's Selection of Investment Fund.  A Participant's
                ------------------------------------------
election pursuant to Section 6.1 shall be made in 10% increments with respect to the percentages of eligible amounts (as determined under Section 6.2) which is to be allocated among the Fixed Income, Money Market and/or Equity Funds. Such election shall be made in writing prior to the last day of the Plan Year for which the election is made on a form made available to the Participant by the Committee. Any such election shall be executed by the Committee as soon as administratively practicable after the end of the Plan Year but in no event later than 90 days from such date.

          6.4   Transfer Between Investment Funds.  As of each Valuation Date, a
                ---------------------------------
Participant may elect, on forms to be provided by the Committee, to transfer all or any portion of his Account which was previously invested in the Fixed Income Fund, the Money Market Fund or the Equity Fund pursuant to Section 6.1 to any of the other such Funds. Such transfers shall be subject to such reasonable requirements as may be established by the Committee in order to effect such transfer in an orderly manner and without adverse effect on the other Participants' interests in the Funds.

                                   SECTION 7
                                   ---------

                           DISTRIBUTION OF ACCOUNTS
                           ------------------------

          7.1   Distributions of Company Stock.  Company Stock which is held
                ------------------------------
in a Participant's Account shall be distributed in whole shares only, and cash shall be distributed for any fractional share which otherwise would be distributed. If shares of Company Stock are to be distributed in more than one installment, each installment before the last shall be made in whole shares only, without adjustment for fractional shares which otherwise would be distributable, and only upon the final installment shall an adjustment be made for a fractional share.

                (a) Distributions of that Company Stock acquired with proceeds of one of the ESOP Loans shall commence in accordance with this Section 7.1(a), or, if later (and if applicable), in accordance with Section 7.1(c):

                    (1) In case of termination of employment for reasons other than Retirement, Disability or death, 90 days following the later of
                                                                      -----
          (i) the last day of the fifth Plan Year after the Plan Year in which the termination of employment occurred or (ii) the last day of the Plan Year in which the ESOP Loan used to acquire those securities is repaid in full, provided, however, that no such distribution shall be made under this paragraph (1) if the Participant is reemployed by an Employer before the distribution is made.

                    (2) In case of termination of employment on account of Retirement, Disability or death, 90 days following the later of (i)
                                                                 -----
          the last day of the Plan Year after the Plan Year in which the termination of employment occurred or (ii) the last day of the Plan Year in which the ESOP Loan used to acquire those securities is repaid in full.

          (b) Distributions of Company stock not acquired with the proceeds of an ESOP Loan shall commence in accordance with this Section 7.1(b), or, if later (and if applicable), in accordance with Section 7.1(c):

                    (1) In case of termination of employment for reasons other than Retirement, Disability or death, 90 days following the earlier of
                                                                      -------
          (i) the last day of the fifth Plan Year after the Plan Year in which the termination of employment occurred or (ii) the last day of the Plan Year in which such ESOP Loan is repaid in full, provided, however, that no such distribution shall be made under this paragraph
          (1) if the Participant is re-employed by an Employer before the distribution is made.

                    (2) In case of termination of employment on account of Retirement, Disability or death, 90 days following the earlier of (i)
                                                                 -------
          the last day of the Plan Year after the Plan Year in which the termination of employment occurred or (ii) the last day of the Plan Year in which such ESOP Loan is repaid in full.

                (c) In the event the Participant's vested Account exceeds (or at the time of any prior distribution exceeded) $3,500 (including stock and other assets) and the Participant does not consent to the distribution in accordance with Section 7.9, such portion of the Account shall be distributed in a single sum within 90 days after the close of either the Plan Year in which the Participant attains (or would have attained) age 65 or, if later, the Plan Year of the Participant's Retirement.

          7.2   Distributions of Other Assets.  The vested portion of a
                -----------------------------
Participant's Account which is invested in assets other than Company Stock shall be distributed in cash (unless the Participant elects in accordance with Section
7.6 to receive a distribution of his Account in the form of shares of Company Stock) within 90 days after the Valuation Date which next follows the termination of the Participant's employment in whichever of the following methods the Participant or Beneficiary shall elect:

                (a)  In a single sum; or

                (b) In one or more installments, provided that the entire amount shall be completely distributed not later than the later of the dates specified in Section 7.4,

unless either (i) the Participant's vested Account balance exceeds (or at the time of any prior distribution exceeded) $3,500.00 (including stock and other assets) and the Participant does not consent to such distribution in accordance with Section 7.9 (in which case such portion of the Account shall be distributed in a single sum within 90 days after the close of either the Plan Year in which the Participant attains (or would have attained) age 65 or, if later, the Plan Year of the Participant's Retirement), or (ii) the Participant requests that such distribution be made in whole shares of Company Stock (in which case distribution of cash equal to the value of any fractional share shall be made within 90 days after the end of the Plan Year in which such request is made, and the balance shall be distributed in whole shares of Company Stock (which shall be purchased from the Company with the assets in the Participant's Account) in accordance with the provisions of Section 7.1).

          7.3   Method of Distribution.  Distribution of a Participant's Account
                ----------------------
under Sections 7.1 and 7.2 hereof, shall be made in a single distribution unless a Participant elects, at least 30 days preceding the date benefits will commence, on forms provided by the Plan Administrator, to have his Account distributed as follows:

                (a) that portion of his Account which is invested in Company Stock may be distributed in substantially equal annual payments over a period no longer than the greater of five (5) years or, in the case of a Participant with an Account balance in excess of $500,000, five (5) years plus one (1) additional year for each $100,000 or fraction thereof by which his Account balance exceeds $500,000 at the time distribution begins to be made, but in all events the period of distribution will not exceed ten (10) years; and

                (b) that portion of his Account which is invested in assets other than Company Stock may be distributed in one or more installments subject to the limitations described in Section 7.4.

          7.4   Special Limitations on Distributions.  The entire balance of the
                ------------------------------------
Participant's Account will be distributed by the later of (i) the end of his life expectancy, or (ii) the end of the joint and last survivor life expectancy of the Participant and his designated beneficiary, in either case life expectancies to be determined initially as of the date the Participant's employment terminates or, if earlier, the date the benefit begins to be paid. If a Participant's designated beneficiary is his spouse, life expectancies may be redetermined thereafter, but they may not be redetermined more often than annually thereafter.

          If the Participant's spouse is not his beneficiary, the number of annual installment payments elected must assure that at least 50 percent of the present value of the Participant's account available for distribution is paid within the life expectancy of the Participant, determined as of the date installment distributions commence.

          7.5   Installment Distributions.  Installment distributions shall be
                -------------------------
made annually as soon as practicable after the Valuation Date. The portion of a Participant's Account being held for future distribution in installments shall be retained in the Plan and shall continue to share in the income, gains, and losses of the Plan, but shall not share in Employer contributions or forfeitures.

          The amount of each installment shall be determined by dividing the number of undistributed installments into the value of the Participant's Account as of the Valuation Date coinciding with or immediately preceding the date on which an installment distribution is to be made. If distributions are made in Company Stock, each distribution before the last will be in the number of whole shares determined under the preceding sentence, and the last distribution will include cash for any fractional share.

          7.6   Election to Receive Payment in Shares of Company Stock.  A
                ------------------------------------------------------
Participant may elect to receive payment of the vested portion of his Account which is invested in assets other than Company Stock in whole shares of Company Stock in accordance with the provisions of Section 6. Such Company Stock shall be purchased from the Company with the assets in the Participant's Account to the extent the Company holds Company Stock.

          7.7   Required Minimum Distributions.  Notwithstanding anything to the
                ------------------------------
contrary contained in the Plan, the entire interest of a Participant will be distributed in accordance with Section 401(a)(9) of the Code and the regulations thereunder beginning no later than the Participant's Required Beginning Date as determined under Section 7.8 below. Minimum distributions will be based on the joint life and last survivor expectancy of such Participant and his designated beneficiary, if any. For purposes of determining the amount of such minimum distribution the Participant (or his spouse) may elect, at any time prior to his Required Beginning Date, whether or not to have his (and if applicable, his spouse's) life expectancy recalculated annually. Any such election shall be irrevocable. If no such election is made, the Participant's (and if applicable, his spouse's) life expectancy will not be recalculated. If distributions commence in installments in order to comply with Section 401(a)(9), a Participant may elect to receive the entire amount of his Account in a lump sum. If such an election is made, the Participant will receive, on or before December 31 of the subsequent calendar year, a lump sum distribution of any subsequent amounts allocated to his Account.

          7.8   Required Beginning Date.  The Required Beginning Date of a
                -----------------------
Participant who is a Five Percent Owner with respect to the Plan Year ending in the calendar year in which he attains age 70-1/2 shall be the April 1 following the calendar year in which he attains age 70-1/2, provided, however, the Required Beginning Date of a Participant who attained age 70-1/2 before January 1,

1988, and who was not a Five Percent Owner at any time after the first day of the Plan Year in which he attained age 66-1/2 shall be the April 1 following the calendar year in which he terminates employment. The Required Beginning Date of any other Participant shall be the April 1 following the calendar year in which the Participant attains age 70-1/2.

          7.9   Notification of Eligibility to Receive and Consent to Disability
                ----------------------------------------------------------------
Benefits.
- --------

                (a) In the event that the amount to be distributed to a Participant pursuant to Section 7.1 and Section 7.2 exceeds $3,500, such Participant shall receive from the Plan Administrator, during a Distribution Notice Period, a written notification of:

                (i) the material features and the relative values of his benefits under the optional forms of benefit available under the Plan; and

                (ii)  his right, if any, to defer receipt of benefits.

          (b) The Participant's consent to the distribution of benefits must be:

                (i)   in writing;

                (ii) made after the Participant receives the notice described in the preceding sentence; and

                (iii) made within 90 days before the Valuation Date or other date as of which distribution to the Participant is to be made.

                                   SECTION 8
                                   ---------

                                    VESTING
                                    -------

          8.1   Retirement or Disability.  When a Participant's employment
                ------------------------
terminates by reason of Retirement or Disability, he shall receive a distribution of the entire balance of his Account as of his Settlement Date in accordance with the provisions of Section 7.

          8.2   Death.  When a Participant's employment terminates by reason of
                -----
death, his Beneficiary shall be entitled to receive a distribution of the entire balance of his Account as of his Settlement Date in accordance with the provisions of Section 7.

          8.3   Other Termination of Service.  Except as noted below, if a
                ----------------------------
Participant's employment terminates before he dies, retires or becomes disabled, he shall be entitled to receive that portion of his Account which is vested. The portion of a Participant's Account which shall be vested and nonforfeitable shall be determined in accordance with the following schedule:

          Years                          Percentage of
       of Service                        Account Vested
       ----------                        --------------
       Less than 1                             0%
     1 but less than 2                        20%
     2 but less than 3                        40%
     3 but less than 4                        60%
     4 but less than 5                        80%
     5 or more                               100%

The Participant's Accounts attributable to rollover contributions made pursuant to Section 4.4 shall be fully vested and nonforfeitable at all times.

          8.4   Forfeitures.  The nonvested portion of the Account of a
                -----------
Participant whose employment with the Employer is terminated prior to the earliest of his death, Disability Retirement Date, or Normal Retirement Date shall be forfeited immediately when such Participant has both terminated employment and received a distribution of his entire vested accounts balances or when such Participant incurs five consecutive one-year Breaks in Service, whichever first occurs. The nonvested amounts shall be placed in a separate account until forfeited and shall be credited with an allocation of earnings and losses pursuant to Section 5.2. If the Participant is not employed again by the Employer on the date a forfeiture occurs under this Section, any forfeited amounts plus earnings and losses thereon shall be allocated to the Accounts of the other Participants as provided in Section 5.2. Following such forfeiture, the Participant shall be 100% vested in the remaining balance, if any, of his Accounts. If a Participant terminates employment with no vested interest in his Employer Contribution Account, such Participant shall be treated as receiving a distribution of the vested portion of his Employer Contribution Account on the last day of the Plan Year in which his termination occurs, provided he is not employed by the Employer on such date.

          If a person who has incurred a forfeiture hereunder is reemployed by the Employer during a Plan Year before he has incurred five consecutive Breaks in Service, before any allocation is made under Section 5.2 for such Plan Year, the amount in his account balance which was forfeited shall be restored without adjustment for any subsequent gains or losses. Restoration will first be made out of any unallocated forfeitures and, if such forfeitures are insufficient to restore such person's account balance, restoration shall be made through an Employer contribution. If such a restoration is made, the restored amount shall be maintained as a separate account, and the vested portion of such account from time to time shall equal an amount ("X") determined by the following formula:

                        X = P (AB + (R X D)) - (R X D)

For purposes of applying such formula: "P" is vested percentage at the relevant time; "AB" is the account balance at the relevant time; "D" is the amount previously distributed to the Participant upon his termination of employment; and "R" is the ratio of the account balance which was restored. If an amount is restored to a person under this Section, a separate Employer Contribution Account shall be maintained for allocations made after his reemployment and vesting with respect to such account shall be in accordance with Section 8.3.

                                   SECTION 9
                                   ---------

                            DISTRIBUTIONS AT DEATH
                            ----------------------

          9.1   Limitations on Distributions.  In the case of termination of
                ----------------------------
employment on account of death, benefits shall be paid out pursuant to Section 7, subject to the following limitations. If benefits began to be distributed to the Participant before the Participant's death, any benefits which remain to be paid after death will be distributed at least as rapidly as under the method of distribution in effect at the date of death. If benefits had not begun to be distributed before the Participant's death, distribution of the Participant's entire benefit must begin and must be completed within five years after the date of death, unless one of the following sentences applies. If the Participant's spouse is the Beneficiary, benefits must begin to be distributed not later than the later of one year after the Participant's death or the date on which the Participant would have attained age 70-1/2, and must be paid over a period which does not extend beyond the life expectancy of the Beneficiary determined at the time benefits commence and redetermined no more often than annually thereafter. If the Participant's spouse is not the Beneficiary, or if the spouse was the Beneficiary but dies before all benefits have been distributed, benefits must begin to be distributed not later than one year after the Participant's (or spouse's) death, and must be paid over a period which does not extend beyond the life expectancy of the Beneficiary determined at the time benefits commence.

          9.2  Distribution to Spouse.  Upon the death of a Participant, the
               ----------------------
entire balance of his Account shall be distributed to his surviving spouse, if any, unless the surviving spouse has consented during the Participant's lifetime in the manner required under Section 9.5 to a designated beneficiary and one or more designated beneficiaries survives the Participant.

          9.3   Designation of Beneficiary.  Each Participant shall have the
                --------------------------
right to name and change primary and contingent beneficiaries under the Plan on a form provided for that purpose by the Plan Administrator. If upon the death of the Participant, the Participant has no surviving spouse or the Participant's surviving spouse consented to the designation of a beneficiary in the manner required under Section 9.5 the entire balance of his Account shall be divided among the primary beneficiaries designated by such Participant who survive the Participant, if any, otherwise the balance of his Account shall be divided among the contingent beneficiaries who survive the Participant.

          9.4   Beneficiary Not Designated.  In the event the Participant has no
                --------------------------
surviving spouse and has either failed to designate a beneficiary or no designated beneficiary survives him, the amounts otherwise payable to a beneficiary under the provisions of this Section 9 shall be paid to whichever of the following relatives of the Participant, in the order of precedence set forth below, survives the Participant:

          (a)   spouse;

          (b) children and issue of predeceased children in equal shares per stirpes;

          (c)   parents, in equal shares; or

          (d) sisters and brothers and issue of predeceased sisters and brothers in equal shares per stirpes.

If no such relatives survive the Participant, the amounts otherwise payable to a beneficiary under the provisions of Section 9 shall be paid to the Participant's executor or administrator.

          9.5   Spousal Consent to Designation of Beneficiary.  The spouse of a
                ---------------------------------------------
Participant may consent in writing to the designation of a beneficiary other than the spouse or to a change in the designation of a beneficiary other than the spouse. The spouse's consent must acknowledge the effect of such designation of an alternate beneficiary (or change in the alternate beneficiary) and must be witnessed by a notary public or plan representative. Any such consent must be filed with the Plan Administrator in order to be effective. No consent need be obtained in the event the Participant has no spouse or the Participant's spouse cannot be located. In this event, the Participant must certify on a form provided by the Employer that he has no spouse or that his spouse cannot be located in order for his beneficiary designation to be effective.

                                  SECTION 10
                                  ----------

                        LEAVES OF ABSENCE AND TRANSFERS
                        -------------------------------

          10.1   Military Leave of Absence.  So long as The Vietnam Era Veterans
                 -------------------------
Readjustment Act of 1974 or any similar law shall remain in force, providing for reemployment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in such Act from time to time in force, shall, for all purposes of this Plan, be considered as having been in the employment of the Employer, with the time of his service in the military credited to his Service; provided that upon such Employee being discharged from the military service of the United States he applies for reemployment with the Employer and takes all other necessary action to be entitled to, and to be otherwise eligible for, reemployment rights, as provided by The Vietnam Era Veterans Readjustment Act of 1974, or any similar law from time to time in force.

          Notwithstanding any other provision of the Plan, a Participant who is on a military leave of absence as defined in the preceding paragraph will share in the allocations of Employer Contributions under Section 5 for the Plan Year in which such military leave commences but will not share in allocations for any succeeding Plan Years ending before the Participant's return from such military leave.

          10.2   Other Leaves of Absence.  An Employee on an Employer-approved
                 -----------------------
leave of absence not described in Section 10.1 shall for all purposes of this Plan be considered as having continued in the employment of the Employer for the period of such leave, provided that such leave qualifies as leave under the Family Medical Leave Act or the Employee returns to the active employment of the Employer before or at the expiration of such leave. Such approved leaves of absence shall be given on a uniform, non-discriminatory basis in similar fact situations.

          Notwithstanding any other provision of the Plan, a Participant who is on an Employer-approved leave of absence as defined in the preceding paragraph will share in the allocations of Employer contributions under Section 5 for the Plan Year in which such leave of absence begins but will not share in such allocations for the Plan Year ending before the Participant's return from such leave of absence.

                                  SECTION 11
                                  ----------

                                ADMINISTRATION
                                --------------

          11.1  Appointment of Committee.  The Board shall appoint a Committee
                ------------------------
of one (1) or more persons who shall serve at the pleasure of the Board. If, at any time, the Board has not appointed a Committee, or there is no Committee, then the Company shall have all of the duties, responsibilities, powers and authorities given to the Committee. Upon death, written resignation, removal or inability of a member of the Committee to continue, the Board shall appoint a successor. The Committee shall appoint its own Chairman and Secretary. The Chairman of the Committee shall be the agent for service of legal process on the Plan.

          11.2   Construction.  The Committee shall have the discretionary
                 ------------
authority to construe, interpret and administer all provisions of the Plan and to determine a Participant's eligibility for benefits on a uniform, non-discriminatory basis in similar fact situations. Any decision of a majority of the then members of the Committee shall govern and shall not be subject to review by anyone; provided however, in no event may the duties, responsibilities or liabilities of the Trustee be changed in any manner without the express written consent of the Trustee. Any certification by the Company of information requested by the Committee shall, for all purposes of this Plan, be binding on all parties in interest.

          11.3  Death, Resignation, or Removal of Committee Member.  A member of
                --------------------------------------------------
the Committee shall cease to be such upon his death, resignation, removal or upon being declared legally incompetent. Any member of the Committee may resign by notice in writing mailed or delivered to the Board.

          11.4  Decisions and Delegation.  A decision of the Committee may be
                ------------------------
made by a written document signed by all of the then members of the Committee or by majority vote at a meeting of the Committee. The Secretary of the Committee shall keep all records of meetings and of any action by the Committee and any and all other records desired by the Committee.

          The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective exercise of its duties, and may, to the extent not inconsistent herewith, delegate to such agents any powers and non-discretionary duties, as the Committee may deem expedient or appropriate. The Committee shall notify the Trustee by written instrument signed by a majority of the members of the Committee of the persons having authority to act for or on behalf of the Committee. The Trustee may rely on such designated authority until revoked in writing by the Committee. All orders, requests, and instructions of the Committee to the Trustee shall be in writing and signed by such persons as shall be authorized by the Committee from time to time to issue such orders, requests, and instructions on its behalf. The Trustee shall be fully protected in acting in accordance with such orders, requests, and instructions believed by it to be genuine and correct and to have been signed by the proper parties.

          No member of the Committee shall make any decision or take any action covering exclusively or particularly his own benefits under the Plan. All such matters shall be decided by a majority of the remaining members of the Committee or, in the event of inability to obtain a majority, by the Board.

          11.5  Meetings.  The Committee shall hold meetings upon such notice,
                --------
at such place or places and at such times as the Committee may determine. Meetings may be called by the Chairman or any member of the Committee. A majority of the Committee shall constitute a quorum for the transaction of business.

          11.6  Duties of the Committee.  The Committee shall, as part of its
                -----------------------
general duty to supervise and administer the Plan, have such powers, not specifically reserved to the Board or to the Trustee, as may be necessary, expedient, or advisable in administering the Plan and, without limiting the generality of the foregoing grant of power or any grant of power elsewhere stated herein, the Committee shall have the power:

                (a) to make such rules, regulations and procedures as may be deemed appropriate in carrying out the general purpose and intent of the Plan, which rules, regulations and procedures shall be binding upon the Company, the Participants, and beneficiaries;

                (b) to direct the Trustee specifically in writing in regard to the making of distribution payments, giving the names of the payees, the amounts to be paid, and the time or times when payments shall be made;

                (c) to direct the Trustee specifically in writing in regard to the making of any other payments which the Trustee is not authorized to make without direction in writing by the Committee;

                (d) to decide any disputes which may arise with regard to the rights of Participants, beneficiaries, or their legal representatives pursuant to Section 12;

                (e) to prepare, or to direct the Trustee to prepare, as soon as practicable following the end of each Plan Year an annual statement which reflects the status of each Participant's Account including any information required to be furnished to Participants under federal, state or local law. Such annual statements shall be distributed promptly upon completion to the Employer and to each respective Participant; and

                (f) to make equitable adjustments for any mistakes or errors made in the administration of the Plan.

          11.7  Payment of Expenses.  The Committee shall serve without
                -------------------
remuneration, but the reasonable expenses incurred by the Committee, including reasonable fees and expenses of custodial agents, attorneys, Accountants, and other advisors, shall be paid from the Trust (or by the Company if the Trust Fund is unable to do so); provided, however, that the Company may, in its own discretion, pay all or part of such expenses.

          11.8  Records of the Committee.  All acts and determinations of the
                ------------------------
Committee shall be duly recorded by the Secretary thereof (or under his supervision), and all such records, together with such other documents as may be necessary for the proper administration of the Plan, shall be preserved in the custody of such Secretary. Such records and documents shall at all times be open for inspection and copying by any person designated by the Board.

          11.9  Indemnification.  To the extent permitted by law, the Company
                ---------------
shall indemnify and save each member and former member of the Committee, each Trustee, each former Trustee, and the Plan Administrator if, while serving as such, he is or was an Employee, officer or director of the Company (each such person being herein called an "Indemnitee"), and their respective heirs and legal representatives, harmless from and against any loss, cost, or expense including reasonable attorneys' fees which any such person may incur individually, jointly, or jointly and severally, arising out of or in connection with the administration of this Plan, including, without limitation of the foregoing, any liability which may arise out of or in connection with the management and control of the Trust, unless such liability is determined to be due to willful breach of the Indemnitee's responsibilities under this Plan, under ERISA, or other applicable law.

                                  SECTION 12
                                  ----------

                                CLAIM PROCEDURE
                                ---------------

          12.1  Claim.  A Participant or beneficiary or other person who
                -----
believes that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Plan Administrator, setting forth his claim. The request must be addressed to:
Plan Administrator, Chester National Bank Employee Stock Ownership Plan and Trust, 1112 State Street, Chester, Illinois 62233.

          12.2  Claim Decision.  Upon receipt of a claim, the Plan Administrator
                --------------
shall advise the Claimant that a reply will be forthcoming within 90 days and shall in fact deliver such reply in writing within such period. The Plan Administrator may, however, extend the reply period for an additional 90 days for reasonable cause. If the claim is denied in whole or in part, the Plan Administrator will adopt a written opinion using language calculated to be understood by the Claimant setting forth:

                (a) the specific reason or reasons for the denial;

                (b) specific references to pertinent Plan provisions on which the denial is based;

                (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation why such material or such information is necessary;

                (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and

                (e) the time limits for requesting a review under Section 12.3 and a review under Section 12.4.

          12.3  Request for Review.  Within 60 days after the receipt by the
                ------------------
Claimant of the written opinion described above, the Claimant may request in writing that the Committee review the determination of the Plan Administrator. Such request must be addressed to: Committee, Chester National Bank Employee Stock Ownership Plan and Trust, 1112 State Street, Chester, Illinois 62233. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the Plan Administrator's determination by the Committee within such 60-day period, he shall be barred and estopped from challenging the Plan Administrator's determination.

          12.4  Review on Appeal.  Within 60 days after the Committee's receipt
                ----------------
of a request for review, he will review the Plan Administrator's determination. After considering all materials presented by the Claimant, the Committee will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based. If special circumstances require that the 60-day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible but not later than 120 days after receipt of the request for review. The Committee shall possess and exercise discretionary authority to make determinations as to a Participant's eligibility for benefits and to construe the terms of the Plan. The decision of the Committee shall be final and non-reviewable unless found to be arbitrary and capricious by a court of competent review. Such decision will be binding upon the Employer and the Claimant.

          12.5  Discharge of Claims.  Whenever any distribution is made to a
                -------------------
Participant or his Beneficiary pursuant to the provisions of this Plan, such distribution shall fully discharge the Trustee and the Plan Administrator from all adverse claims with respect thereto unless, before or within 30 days after such distribution is made, a written notice by or on behalf of any person claiming to be entitled to all or part of such distribution is received by the Trustee.

          12.6  Method of Distribution.  Distributions under the Plan shall be
                ----------------------
deemed to have been received as of the date such distribution is deposited in the United States mail by the Trustee, addressed to the last known address of the distributee, with postage prepaid.

                                  SECTION 13
                                  ----------

                          TRUSTEE'S POWERS AND DUTIES
                          ---------------------------

          13.1  Investment of Contributions.  Upon receipt of each Employer
                ---------------------------
contribution made under Section 4.1, the Trustee shall, within 30 days, apply all cash received (less cash used to repay the interest or principal on a loan to the Plan) to the purchase of those investments which the Trustee deems appropriate. Each purchase of Company Stock shall be made at a price which does not exceed the fair market value of such shares at the time of purchase. It is the intention of this Plan that the Trustee acquire and hold Company Stock to the extent possible with the assets available, subject to elections by Participants in accordance with Section 5.2(e). The Trustee is expressly authorized to invest up to one hundred percent (100%) of the assets of the Trust in Company Stock.

          13.2  Other Investments.  The Trustee shall invest and reinvest all
                -----------------
other cash contributed to or earned by the Plan as provided in Section 5 without distinction between principal and income; provided, however, that an amount which the Trustee deems reasonable to effect distributions and to pay administrative expenses or amounts due on loans to the Plan may be held in cash pending investment or distribution.

          The Trustee shall invest such cash in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, common or preferred stocks, bonds, and mortgages, and other evidence of indebtedness or ownership, even though the same may not be the types of investments which are authorized by the laws of the State of Illinois for the investment of trust funds, but excluding any life insurance policies.

          The Trustee is authorized to invest part or all of the assets of the Trust through the medium of one or more collective investment funds, and so long as assets of the Trust are invested through such medium the declaration of trust establishing such fund or funds shall be deemed to have been adopted and made a part of this Trust.

          If the Trustee is a bank or trust company, the Trustee is authorized to invest assets of the Trust in savings accounts, time certificates of deposit, or collective investment funds through the banking department of the Trustee or any affiliate of the Trustee.

          13.3  Title to Assets.  Title to all Plan assets including Company
                ---------------
Stock shall be and remain in the Trustee and any such assets may be registered in its name, or in the name of its nominee, or in such form that title will pass by delivery with or without the addition of words indicating that such securities are held in a fiduciary capacity. The books and records of the Trustee shall at all times show that all such instruments are part of the Trust.

          13.4  General Powers and Authority.  The Trustees shall have the
                ----------------------------
following powers and authority in the administration of the Trust:

                (a) to purchase, or subscribe for, any securities or other property, and to retain the same in trust;

                (b) subject to Section 13.6 to sell, exchange, convey, transfer, or otherwise dispose of any securities including all of the Company Stock or other property held by it, by private contract or at public auction or public sale;

                (c) subject to Section 13.5, to vote any stocks, bonds or other securities and to give general or special proxies or powers of attorney with or without power of substitution;

                (d) subject to Sections 13.6 and 13.7, to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to oppose or consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held as a part of the Trust;

                (e) to borrow or raise money for the purposes of the Trust in such amount, and upon such terms and conditions, as the Trustee shall deem advisable;

                (f) to issue its promissory note as Trustee for any sum borrowed, and to secure the repayment thereof by pledging all, or any part of the Trust;

                (g) to keep such portion of the Trust in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Trust;

                (h) to accept and retain for such time as it may deem advisable any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments for the Trust;

                (i) to make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers granted in this Plan;

                (j) to settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Trust to commence or defend suits or legal or administrative proceedings, and to represent the Trust in all suits and legal and administrative proceedings; and

                (k) to do all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically mentioned in this Plan, as the Trustee may deem necessary to administer the Trust, and to carry out the purpose of this Trust.

          The Trustee shall be under no duty, express or implied, to verify or determine the amount of any contribution to be made by the Company under the Plan or to compel any payment to be made to it by the Company and shall be accountable only for cash and other property actually received by the Trust.

          Any powers or duties granted to or imposed upon the Trustee that are to be exercised according to the direction of the Committee shall be exercised by the Trustee only if, when and as directed by the Committee in a written instrument delivered to the Trustee, but if the Committee and the Trustee are the same person or group of persons then no written communication shall be required between them pursuant to this Section.

          13.5  Voting Rights.  The Trustee alone, except as provided in the
                -------------
following sentences, shall have the power to vote any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options, and to make any payments incidental thereto. With respect to any matter requiring a vote of the shareholders of the Company to approve or disapprove any corporate merger, consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or other transaction which by reason of Illinois law or the Company's articles of incorporation must be decided by more than a majority vote of outstanding common shares voted, each Participant shall be entitled to advise the Trustee as to how the shares of Company Stock allocated to the Participant's Account should be voted on the issue, but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder. With respect to such matter, the Trustee shall vote those shares of Company Stock held in the Plan as directed by each Participant. On such matters, any and all fractional shares of Company Stock allocated to Participant Accounts shall be combined and the Trustee shall vote, or not vote, such shares in the same proportion and in the same manner as Participants direct that whole shares of company Stock allocated to their Accounts be voted. Shares for which no instructions are received from Participants or beneficiaries and shares held in a suspense Account shall be voted by the Trustee as it shall determine. On all other matters, the Trustee need not solicit instructions from Participants. The Trustees shall vote all of the unallocated shares as the Trustees determine by a two-thirds majority vote of the Trustees.

          13.6  Other Dispositions of Company Stock.  The Trustee shall not
                -----------------------------------
sell, exchange convey, transfer or otherwise dispose of Company Stock allocated to the Account of a Participant or beneficiary unless the Participant or beneficiary has received notice from the Trustee of the proposed disposition and has failed to object in writing by the date specified in the notice, which shall not be earlier than 20 days after notice is mailed by the Trustee. This provision shall apply only to a random sale of Company Stock which does not effect all Participants equally.

          13.7  Distributions.  The Trustee shall make distributions to
                -------------
Participants or beneficiaries in the form of cash or Company Stock at such times and in such manners as it may be directed in writing by the Committee. The Trustee shall not be responsible in any way for the application of such distributions.

          13.8  Safekeeping of Assets.  The Trustee shall have the power to
                ---------------------
select such depositaries for the deposit of funds and for the safekeeping of other property of the Plan as in the judgment of the Trustee may be necessary or advisable in the administration of the Plan.

          13.9  Prohibited Transactions.  The Trustee may, in its discretion,
                -----------------------
buy from and sell to the Company, any Employee, director, or stockholder thereof and otherwise deal in any manner with the Company, any Employee, director or stockholder thereof, provided that such transaction meets the requirements set forth in Section 408(e) of the Employee Retirement Income Security Act of 1974 ("ERISA") or is otherwise exempted from the prohibited transactions set forth in Section 406 of ERISA and will not result in the imposition of a tax under Section 4975 of the Code.

          13.10 Receipt of Contributions.  The Trustee shall be under no
                ------------------------
obligation whatsoever to determine whether or not contributions delivered to it hereunder comply with the provisions of this Plan and is obligated only to receive and administer the same pursuant to the terms hereof. It shall be the duty of the Committee to notify the Trustee in writing of all facts which may be necessary in order to determine any matter, such as the time and amount of distributions. The Trustee is hereby authorized to act solely upon the basis of such notification and such facts received from the Company and to rely upon any document or signature believed by it to be genuine.

          13.11 Records.  The Trustee shall keep true and accurate records of
                -------
all transactions of the Plan, which shall be available for inspection and audit by authorized representatives of the Company. Within ninety (90) days following the close of the Plan Year, and within ninety (90) days after the removal or resignation of the Trustee as provided in Section 13.16, the Trustee shall prepare and deliver to the Company an accounting of the Plan transactions since the last previous accounting.

          13.12 Compensation of Trustee.  If the Trustee is not the Company or
                -----------------------
an affiliate or employee of the Company, the Trustee shall be entitled to reasonable compensation for its services at rates to be determined by agreement between the Committee and the Trustee.

          13.13 Expenses; Taxes.  The Trustee shall have the power, subject to
                ---------------
the approval of the Committee (which approval shall not be unreasonably withheld), to pay from the assets of the Plan, unless paid by the Company, all reasonable and necessary expenses and charges incurred in connection with the administration, operation or termination of the Plan, including but not limited to fees for attorneys, accountants, advisors and agents, premiums on insurance of the type described in Section 11.7, brokerage fees, stock transfer taxes or any other taxes.

          13.14 Exclusive Benefit.  The Trustee's duties under the Plan shall
                -----------------
be discharged solely in the best interests of, and for the exclusive purpose of providing benefits to, Participants and beneficiaries.

          13.15 Agency of Trustee.  No person contracting or in any way dealing
                -----------------
with the Trustee shall be under any obligation to ascertain or inquire into any powers of the Trustee, or whether such powers have been properly exercised, or about the source of application of any funds received from or paid to the Trustee.

          13.16 Resignation or Removal of Trustee.  The Trustee shall serve at
                ---------------------------------
the pleasure of the Committee. A Trustee may resign upon sixty (60) days written notice to the Company. Upon the resignation, removal, or inability of the Trustee to continue, the Committee shall appoint a successor. Any successor Trustee shall execute, acknowledge, and deliver to the Committee and the resigning Trustee an instrument accepting such appointment. Such successor Trustee, without further act or conveyance, shall become vested with all rights, powers, duties, and obligations with respect to the Plan assets with like effect as if originally named as Trustee herein. Nevertheless, on the written request of the Committee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and Plan assets of the Trustee ceasing to act.

          13.17 Investment Manager.  The Committee may appoint an Investment
                ------------------
Manager to direct the Trustee with respect to the investment of all or a specified portion of the assets of the Trust. Such appointment shall be made by a resolution of the Committee and shall be effective as of the date specified in such resolution, but not before it has been accepted in writing by the Investment Manager and notice of the appointment and acceptance given to the Trustee. After the effective date of the appointment of an Investment Manager, the Trustee shall follow the directions of the Investment Manager with respect to the investment of those assets specified in the resolution of appointment. The Committee may remove or change the assets subject to the control of any previously appointed Investment Manager, but the Trustee may follow the instructions of a properly appointed Investment Manager until informed by the Committee that such Investment Manager has been removed or his authority over particular assets changed. No person or firm may be appointed as an Investment Manager unless he meets the requirements of Section 3(38) of ERISA.

          If the Committee appoints an Investment Manager, the Trustee shall not be responsible for the investment of those assets over which the Investment Manager has authority, and shall not be liable for the acts or omissions of the Investment Manager with respect to such assets.

          An Investment Manager shall have, with respect to those assets over which he has authority, the same powers and authority, and shall be subject to the same restrictions, as are granted to and imposed upon the Trustee by the terms of this Plan.

          13.18  Exempt Loans to the Plan.  In addition to the authority granted
                 ------------------------
in Section 13.4(e), the Trustee may borrow money through an exempt loan (as such term is defined in Treasury Regulation Section 54.4975-7(b)(1)(iii)). Any such loan shall be for a specific term, must bear a reasonable rate of interest, and shall not be payable on demand, and shall be used only for the following purposes:

                (a) to acquire qualifying employer securities (as defined in Treasury Regulation Section 54.4975-7(b)(1)(v));

                (b)  to repay such loan;

                (c)  to repay a prior exempt loan.

          Except as otherwise provided in this Plan, no share of Company Stock acquired with the proceeds of an exempt loan shall be subject to a put, call or other option, or a buy-sell or similar arrangement. This provision shall be nonterminable even if the Plan fails to remain qualified as an employee stock ownership plan under Sections 401 and 4975 of the Code.

          Payments of principal and interest on any exempt loan may be made by the Trustee only from Employer contributions paid in cash, from earnings attributable to such Employer contributions and from any such dividends received by the Trustee on shares of Company Stock acquired with the proceeds of an exempt loan.

          13.19 Investment of Loan Proceeds.  The Committee shall instruct the
                ---------------------------
Trustee how the proceeds of any exempt loan shall be used. Upon receipt of loan proceeds, the Trustee shall, within 30 days, apply all cash received exclusively to the purchase, in one or more transactions, of the maximum number of whole shares of Company Stock which can be purchased with such cash. Such purchase may be made from Company shareholders or directly from the Company.
Any purchase of shares of Company Stock shall be made at a price which does not exceed the fair market value of such shares at the time of purchase.

          13.20 Pledge of Company Stock to Secure an Exempt Loan.
                ------------------------------------------------

                (a) Shares of Company Stock acquired with the proceeds of any exempt loan to the Plan shall be held in a suspense account. Any pledge of stock to secure any exempt loan must provide for the release of the shares so pledged as debt service payments on the exempt loan(s) are made by the Trustee.

                (b) Except as provided in (c), below, the number of shares to be released from pledge as a result of a payment on an exempt loan during each Plan Year must be at least equal to the number of shares pledged to secure such loan immediately before the payment multiplied by a fraction the numerator of which is the sum of the principal and interest paid during such Plan Year and the denominator of which is the sum of the numerator plus the total payments of principal and interest projected to be paid on the exempt loan in all future years. For purposes of making such projection, interest to be paid in the future is to be computed using the interest rate in effect as of the day on which the calculation is being made.

                (b) The Committee may elect at the time an exempt loan is made, or the terms of the exempt loan may provide, that shares of Company Stock shall be released from pledge to secure such exempt loan based solely on the ratio that payments of principal bear to the total payments of principal to be made under the loan. This method may be used, however, only if (i) the exempt loan provides for payments of principal and interest at least annually at a cumulative rate which is not less rapid at any time than level annual payments which fully amortize the loan over ten (10) years; (ii) interest included in any payment on the exempt loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (iii) the entire term of the exempt loan, including any renewal, extension or refinancing, does not exceed ten (10) years.

          13.21 Standard of Care.  The Trustee shall act with the care, skill,
                ----------------
prudence and diligence under the circumstances then prevailing which a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                  SECTION 14
                                  ----------

                           AMENDMENT AND TERMINATION
                           -------------------------

          14.1  Amendment.  The Company shall have the right, by action of the
                ---------
Board, at any time and from time to time to amend, in whole or in part, any or all of the provisions of the Plan. No such amendment, however, shall:

                (a) authorize or permit any part of the assets of the Plan (other than such part as is required to pay taxes and administration expenses of the Plan) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries;

                (b) cause any reduction in the accrued benefit of a Participant unless permitted by Code Section 411(d)(6)(c);

                (c) cause or permit any portion of the assets of the Plan to revert to or become the property of the Employer; or

                (d) expand the duties of the Trustee unless such amendment has been approved by the Trustee in writing;

provided, however, that if a favorable determination letter shall not be received upon the initial submission to the Internal Revenue Service that the Plan as herein set forth or as amended meets the requirements of Sections 401(a), 401(k) and 501(a) of the Code, the Company may, at its option, amend the Plan in any manner which will result in a favorable determination letter being issued by the Internal Revenue Service or the Company may withdraw all contributions made by it and the Plan shall then terminate with the same effect as if it had never been adopted. If any amendment violates Code Section 411(d)(6), the provisions of the Plan prior to the effective date of such amendment shall apply.

          14.2  Termination; Discontinuance of Contributions.  The Company shall
                --------------------------------------------
have the right at any time to terminate this Plan. Upon termination, partial termination, or complete discontinuance of contributions, all Participants' Accounts (or, in the case of a partial termination, the Accounts of all affected Participants) shall become fully vested, and shall not thereafter be subject to forfeiture.

                                  SECTION 15
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          15.1  Participants' Rights.  Neither the establishment of the Plan
                --------------------
hereby created, nor any modification thereof, nor the creation of any fund or Account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, any officer or Employee thereof, the Trustee or the Board except as herein provided. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby. Neither the Trustee nor the Company guarantee the Trust against loss or other depreciation or diminution in value, nor do they guarantee any payment or level of payment to any individual. The liability of the Trustee or the Company to make any payment hereunder is limited to the available assets of the Trust.

          15.2  Spendthrift Clause.  No benefit or beneficial interest provided
                ------------------
under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, either voluntary or involuntary, and any attempt to so alienate, anticipate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void. No such benefit or beneficial interest shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are or may be payable.

          15.3  Delegation of Authority by Employer.  Whenever the Employer,
                -----------------------------------
under the terms of this Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer thereunto duly authorized by the Board.

          15.4  Distributions to Minors/Incompetents.  In the event that any
                ------------------------------------
portion of the Plan becomes distributable under the terms hereof to a minor or other person under legal disability as determined by the Plan Administrator, the Plan Administrator shall, in its discretion, direct that such distribution be made in one of the following ways: (a) to the legal representative of such minor or other person; (b) to some relative or friend of such minor or other person for his support or education; or (c) otherwise on behalf of such person in a manner that the Plan Administrator determines will be beneficial. Any such distribution shall be a complete discharge of any liability under the Plan to such Participant or beneficiary and the Plan Administrator shall not be required to see to the application of any such distribution so made to any of said persons.

          15.5  Construction of Plan.  This Plan shall be construed, regulated
                --------------------
and administered in accordance with the Act and, to the extent they are not inconsistent with the Act, with the laws of the State of Illinois.

          15.6  Gender and Number.  Whenever any words are used herein in the
                -----------------
masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections are inserted for convenience of reference, constitute no part of the Plan and are not to be considered in the construction hereof.

          15.7  Separability of Provisions.  If any provision of this Plan shall
                --------------------------
be for any reason invalid or unenforceable, the remaining provisions shall nevertheless be carried into effect.

          15.8  Diversion of Assets.  No part of the assets of the Plan shall be
                -------------------
used for, or diverted to, purposes other than the exclusive benefit of Participants or their beneficiaries. Except as provided in Section 4.2, the Employer shall have no beneficial interest in the assets of the Plan and no part of the assets of the Plan shall revert or be repaid to the Employer, directly or indirectly.

          15.9  Service of Process.  The President of the Company shall
                ------------------
constitute the Plan's agent for service of process.

          15.10 Merger.  In the event of any merger or consolidation with, or
                ------
transfer of assets or liabilities to, any other plan, each Participant shall (as if the Plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

          15.11 Commencement of Benefits.
                ------------------------

                (a) Notwithstanding any other Section of the Plan, the payment of benefits under the Plan to the Participant will begin not later than 60th day after the close of the Plan Year in which the last of the following occurs:

                    (1)  the date on which the Participant attains age 65; or

                    (2) the 10th anniversary of the date on which the Participant commenced participation in the Plan; or

                    (3) the Participant's termination of employment with the Employer.

                (b) Notwithstanding Section 15.11(a) or any other provision of the Plan, if the amount of payment cannot be ascertained, or if it is not possible to make payment because the Plan Administrator cannot locate the Participant after making reasonable efforts to do so, a retroactive payment may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained or the date on which the Participant is located, whichever is applicable.

                (c) (1) If the Committee is unable to locate any person entitled to receive distribution from an Account hereunder, such Account shall be forfeited on the date two years after (i) the date the Committee sends by certified mail a notice concerning the benefits to such person at his last known address, or (ii) the Committee determines that there is no last known address.

                    (2) If an Account is forfeited under Section 15.11(c)(1) and a person otherwise entitled to the Account subsequently files a claim with the Committee during any Plan Year, before any allocations for such Plan Year are made under Section 5.2 the Account will be restored to the amount which was forfeited without regard to any earnings or losses that would have been allocated. Such restoration shall first be taken out of forfeitures which have not been allocated and if such forfeitures are insufficient to restore such person's Account balance, restoration shall be made by an Employer contribution to the Plan.

                (d) Each Participant, Former Participant or Beneficiary entitled to benefits under the Plan must file with the Plan Administrator in writing his post office address and each change of post office address. Any communication, payment, statement, or notice addressed to such a person at his latest post office address as filed with the Plan Administrator shall be binding upon such person for all purposes of this Plan, and neither the Plan Administrator nor the Trustee shall be obliged to search for, or ascertain the whereabouts of any such person.

          15.12 Qualified Domestic Relations Order.  Notwithstanding anything
                ----------------------------------
in the Plan to the contrary, benefits may be distributed in accordance with the terms of a Qualified Domestic Relations Order ("QDRO"). For this purpose a QDRO is any Domestic Relations Order determined by the Employer to be a Qualified Domestic Relations Order within the meaning of Section 414(p) of the Code pursuant to this Section 15.12.

                (a) A "Domestic Relations Order" means a judgment, decree, or order (including the approval of a property settlement agreement) which

                    (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                    (2)  is made pursuant to a state domestic relations law, and

                    (3) creates or recognizes the existence of an Alternate Payee's right, or assigns to the Alternate Payee the right, to receive all or a portion of the benefits of the Participant under the Plan.

                An "Alternate Payee" includes any spouse, former spouse, child, or other dependent of a Participant who is designated by the Domestic Relations Order as having a right to receive all or a portion of the benefits payable under the Plan with respect to the concerned Participant.

                (b) To be a QDRO, the Domestic Relations Order must meet the specifications set forth in Section 414(p) of the Code and must clearly specify the following:

                    (1)  Name and last known mailing address of the Participant.

                    (2) Name and last known mailing address of each Alternate Payee covered by the Domestic Relations Order.

                    (3) The amount or the percentage of the Participant's benefit to be paid to each Alternate Payee, or the manner in which such amount or percentage is to be determined.

                    (4) The number of payments or period to which the Domestic Relations Order applies.

                    (5) Each Plan to which the Domestic Relations Order applies.

                (c) The status of any Domestic Relations Order as a QDRO shall be determined under the following procedures:

                    (1) Promptly upon receiving a Domestic Relations Order, the Employer will

                         (A) refer the Domestic Relations Order to legal counsel for the Plan to render an opinion within 90 days (or such earlier period as shall be provided by applicable law) whether the Domestic Relations Order is a QDRO, and

                         (B) notify the affected Participant and any Alternate Payee of the receipt by the Plan of the Domestic Relations Order and of this procedure.

                    (2) Promptly upon receiving the determination made by the Plan's legal counsel of the status of the Domestic Relations Order, the affected Participant and each Alternate Payee (or any representative designated by an Alternate Payee by written notice to the Employer) shall be furnished a copy of such determination. The notice of determination shall state

                         (A) whether the Plan's legal counsel has determined that the Domestic Relations Order is a QDRO, and

                         (B) once such legal counsel determines whether the Domestic Relations Order constitutes a QDRO, that the Employer will commence any payments currently due under the Plan to the person or persons entitled thereto after the expiration of a period of 60 days commencing on the date of the mailing of the notice unless prior thereto the Employer receives notice of the institution of legal proceedings disputing the determination. The Employer shall, as soon as practical after such 60 day period, ascertain the dollar amount currently payable to each payee pursuant to the Plan and the QDRO, and any such amounts shall be disbursed by the Plan.

                    (3) If there is a dispute on the status of a Domestic Relations Order as a QDRO, there shall be a delay in making payments. The Employer shall direct that the amounts otherwise payable be held in a separate Account within the Plan. If within 18 months thereafter, the Domestic Relations Order is determined not to be a valid QDRO, or the status of the Domestic Relations Order has not been finally determined, the segregated or escrow amounts (including interest thereon) shall be paid to the person or persons who would have been entitled to such amounts if there had been no Domestic Relations Order. Any determination thereafter that the Domestic Relations Order is a QDRO shall be applied prospectively only.

          15.13 Leased Employees.  Any person who is a leased employee (within
                ----------------
the meaning of Section 414(n) of the Code) of any member of the Controlled Group shall be treated for all purposes of the Plan as if he were employed by a member of the Controlled Group which has not adopted the Plan.

          15.14 Written Explanation of Rollover Treatment.  The Plan
                -----------------------------------------
Administrator shall, when making an eligible rollover distribution, provide a written explanation to the recipient of such distribution of his right to roll over such distribution to an eligible retirement plan within sixty days after the date on which the recipient receives a distribution and, if applicable, his right to the special five or ten-year averaging and capital gains tax treatment in the Code. Such written explanation will be provided to the recipient in accordance with rules prescribed by the Internal Revenue Service.

          15.15  Special Distribution Alternative.  Notwithstanding the
                 --------------------------------
preceding, a Participant eligible to receive a distribution from the Plan which is an eligible rollover distribution (described in Section 402(c)(4) of the Code) may direct the Trustee to pay the portion of such distribution which would otherwise be includible in the Participant's taxable income directly to the trustee of another eligible retirement plan. For this purpose, an eligible retirement plan shall mean an individual retirement account (described in Section 408(a) of the Code), an individual retirement annuity (described in
Section 408(b) of the Code) which is not an endowment contract, a qualified trust (described in Section 401(a) of the Code and which is exempt from tax under Section 501(a) of the Code) which is a defined contribution plan (the terms of which permit the acceptance of rollover distributions), or an annuity plan (described in Section 403(a) of the Code). Such written request shall be made on a form provided by the Employer and must clearly specify the eligible retirement plan to which such distribution is to be paid. The Employer shall provide notice of this option to the Participant in accordance with rules prescribed by the Internal Revenue Service.

          15.16 Plan Binding.  This Plan shall be binding upon the Company, its
                ------------
successors and assigns; upon the Participants and Former Participants, their heirs, beneficiaries and legal representatives; and upon the Plan Administrator, Trustee, any Investment Manager, and any other fiduciaries, their successors and assigns. This Plan may be executed in one or more counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  SECTION 16
                                  ----------

                             TOP HEAVY-DEFINITIONS
                             ---------------------

          16.1  "Accrued Benefits" means "the present value of accrued benefits"
                 ----------------
as that phrase is defined under regulations issued under Section 416 of the Code.

          16.2  "Beneficiaries" means the person or persons to whom the share of
                 -------------
a deceased Participant's Account is payable.

          16.3  "Determination Date" means for a Plan Year the last day of the
                 ------------------
preceding Plan Year; provided, however, that in the case of the Plan Year of the Plan beginning _________________, the Determination Date shall be
_________________.

          16.4  "Former Key Employee" means any person presently or formerly
                 -------------------
employed by the Controlled Group (and the

Beneficiaries of such person) who during the Plan Year is not classified as a Key Employee but who was classified as a Key Employee in a previous Plan Year; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Former Key Employee.

          16.5  "Key Employee" means any person presently or formerly employed
                 ------------
by the Controlled Group (and the Beneficiaries of such person) who is a "key employee" as that term is defined in Section 416(i) of the Code and the regulations thereunder; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Key Employee. For purposes of determining whether a person is a Key Employee, the definition of Top-Heavy Compensation shall be applied.

          16.6  "Non-Key Employee" means any person presently or formerly
                 ----------------
employed by the Controlled Group (and the Beneficiaries of such person) who is not a Key Employee or a Former Key Employee; provided, however, that a person who has not performed any services for the Controlled Group at any time during the five year period ending on the Determination Date (and the Beneficiaries of such persons) shall not be considered a Non-Key Employee.

          16.7  "Permissive Aggregation Group" means each Qualified Plan of the
                 ----------------------------
Controlled Group in the Required Aggregation Group plus each other Qualified Plan which is not part of the Required Aggregation Group but which satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.

          16.8  "Required Aggregation Group" means each Qualified Plan
                 --------------------------
(including any terminated Qualified Plan) of the Controlled Group in which a Key Employee participates during the Plan Year containing the Determination Date or any of the four preceding Plan Years and each other Qualified Plan (including any terminated Qualified Plan) of the Controlled Group which during this period enables any Qualified Plan (including any terminated Qualified Plan) in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code.

          16.9  "Super Top-Heavy Group" means, for a Plan Year, the Required
                 ---------------------
Aggregation Group if, and only if, the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees exceeds 90 percent of the sum of the

Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Required Aggregation Group for all Key Employees and Non-Key Employees; provided, however, that the Required Aggregation Group will not be a Super Top-Heavy Group for a Plan Year if the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees does not exceed 90 percent of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Permissive Aggregation Group for all Key Employees and Non-Key Employees. If the Qualified Plans in the Required or Permissive Aggregation Group have different Determination Dates, the Accrued Benefits under each such Plan shall be calculated separately, and the Accrued Benefits as of Determination Dates for such Plans that fall within the same calendar year shall be aggregated.

          16.10 "Top-Heavy Compensation" means the lesser of, Compensation,
                ----------------------
$200,000 or the gross amount earned by an Employee from the Employer during the Plan Year for services rendered while a Participant as shown on his Form W-2.

          16.11 "Top-Heavy Group" means, for a Plan Year, the Required
                 ---------------
Aggregation Group if, and only if, the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees exceeds 60 percent of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Required Aggregation Group for all Key Employees and Non-Key Employees; provided, however, that the Required Aggregation Group will not be a Top-Heavy Group for a Plan Year if the sum of the Accrued Benefits (valued as of the Determination Date for such Plan Year) under all Qualified Plans in the Required Aggregation Group for Key Employees does not exceed 60 percent of the sum of the Accrued Benefits (valued as of such Determination Date) under all Qualified Plans in the Permissive Aggregation Group for all Key Employees and Non-Key Employees. If the Qualified Plans in the Required or Permissive Aggregation Group have different Determination Dates, the Accrued Benefits under each such Plan shall be calculated separately, and the Accrued Benefits as of Determination Dates for such Plans that fall within the same calendar year shall be aggregated.

                                  SECTION 17
                                  ----------

                                TOP-HEAVY RULES
                                ---------------

          17.1  Special Top-Heavy Rules.  If for any Plan Year the Plan is part
                -----------------------
of a Top-Heavy Group, then, effective as of the first day of such Plan Year a new Section 5.8 is added as follows:

                5.8 Minimum Allocation If Plan Is Part of Top-Heavy Group.
                    -----------------------------------------------------
     Notwithstanding the foregoing, for each Plan Year in which the Plan is part of a Top-Heavy Group, the sum of the Employer contributions and forfeitures allocated under the Plan to the Account of each Non-Key Employee who is both a Participant and Employee on the last day of such Plan Year shall be at least equal to the lesser of three percent of such Non-Key Employee's Top-Heavy Compensation for such Plan Year or the largest percentage of Top-Heavy Compensation allocated to the Account of any Key Employee; provided, however, that if for any Plan Year a Non-Key Employee is a Participant in both this Plan and one or more defined contribution plans, the Employer need not provide the minimum allocation described in the preceding sentence for such Non-Key Employee if the Employer satisfies the minimum allocation requirement of Section 416(c)(2)(B) of the Code for the Non-Key Employee in such other defined contribution plans. Amounts which a Non-Key Employee or Key Employee elects to contribute on a pre-tax basis to a Qualified Plan which meets the requirements of Section 401(k) of the Code shall not be taken into Account in determining the minimum allocation provided under this Section. In addition, matching contributions made on behalf of Non-Key Employees may not be taken into account in determining the minimum allocation provided under this Section 5.8.

               If a person, other than a Key Employee, is entitled to receive a contribution under this Plan for a year when he is also entitled to receive a minimum benefit under a defined benefit plan within the Required Aggregation Group, but he does not accrue a benefit under such plan which, together with the amounts allocated to his Account under this Plan and all other defined contribution plans in the Required Aggregation Group, satisfies the requirements of Code Section 416, then the amount allocated to his Account under this Plan shall be the lesser of (i) five percent (5%) of his Compensation for the Plan Year, or (ii) that percentage of his Compensation for the Plan year which, when combined with all other amounts allocated to his accounts under other defined contribution plans in the Required Aggregation Group and benefits accrued under all defined benefit plans in such Group, will equal the minimum combined benefits to which he is entitled under Code Section 416. If a Participant in this Plan is also covered by a defined benefit plan which is part of the Required Aggregation Group, then the Administrator shall adjust the limitations in Section 5.4 to satisfy the requirements of Code Section 416(h).

          17.2  Adjustments in Section 415 Limits.  If for any Plan Year the
                ---------------------------------
Plan is part of a Super Top-Heavy Group, or the Plan is part of a Top-Heavy Group and fails to provide an allocation of Employer contributions and forfeitures on behalf of each Non-Key Employee who is both a Participant and Employee on the last day of such Plan Year equal to at least the lesser of four percent of each such Non-Key Employee's Top-Heavy Compensation or the largest percentage of Top-Heavy Compensation allocated on behalf of any Key Employee for the Plan Year, effective as of the first day of such Plan Year the adjustments to the limits in Section 5.4 set forth in Section 416(h) of the Code shall be applied.

          IN WITNESS WHEREOF, the Company, in its capacity as plan sponsor, and ____________________ in its capacity as Trustee, have caused this instrument to be executed this ___ day of ___________,199_.

                                        CHESTER NATIONAL BANK

                                        By:_____________________________________

ATTEST:


________________________________________

The terms, conditions and provisions of the Plan and Trust are hereby acknowledged and accepted this ___ day of ______________, 199_.


                                         _______________________________________
                                                                         Trustee